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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 16, 2006

                                 CBS CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                                 001-09553                            04-2949533
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
            incorporation)

                                        51 West 52nd Street, New York, New York              10019
                                       (Address of principal executive offices)            (zip code)

       Registrant's telephone number, including area code: (212) 975-4321


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|X| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1    Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

In order to accommodate the Voluntary Exchange Offer described in Item 8.01 of this Report, the 2004 Long-Term Management Incentive Plan (the "LTMIP") of CBS Corporation (the "Company") has been amended, subject to the approval of the Company's stockholders. The amendments have the following effects:

o The general prohibition in the LTMIP on option exchange offers will not apply to the Voluntary Exchange Offer (which will be conducted for the benefit of employees based in the U.S.) or any similar exchange offer conducted for the benefit of employees based outside the U.S. The LTMIP will continue to prohibit any other option exchange offer.

o Restricted shares of CBS Corporation Class B Common Stock issued pursuant to the Voluntary Exchange Offer will not count against (i) the total number of shares of CBS Corporation Class B Common Stock that may be issued under the LTMIP or (ii) the plan sub-limit for restricted shares and similar awards.

o In connection with the Voluntary Exchange Offer, the Compensation Committee may waive the general LTMIP requirement that restricted shares whose vesting is contingent solely on continued employment may not fully vest in less than three years.

o Shares of CBS Corporation Class B Common Stock subject to stock options tendered and cancelled in connection with the Voluntary Exchange Offer shall not be added back to the LTMIP share limits and thus shall not be available for future awards.

The foregoing amendments will be submitted for the approval of the Company's stockholders at the annual meeting of stockholders to be held on May 25, 2006. NAIRI, Inc., a wholly owned subsidiary of National Amusements, Inc. which owns approximately 71% of the voting power of the Company's common stock, has indicated that it will vote its shares in favor of the amendments to the LTMIP at the Company's annual meeting of stockholders.

Section 8    Other Events

Item 8.01    Other Events.

The Compensation Committee of the Board of Directors of the Company has approved a program (the "Voluntary Exchange Offer") under which the Company is authorized to offer its current employees based in the United States the voluntary opportunity to tender all of their employee stock options to purchase CBS Corporation Class B Common Stock in exchange for restricted shares of CBS Corporation Class B Common Stock having a value equal to 75% of the fair value of the options tendered (i.e., a 25% discount will be applied). All stock options eligible for the Voluntary Exchange Offer were awarded prior to the separation of former Viacom Inc. into the Company and new Viacom Inc., which became effective on December 31, 2005. As described


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in the Company's Form S-4 Registration Statement filed with the Securities and
Exchange Commission on November 23, 2005, the board of directors of former Viacom Inc., upon the recommendation of its compensation committee, had in 2005 indicated its support for a voluntary exchange offer to be effected following the separation, leaving the final decision with the post-separation Board of Directors of the Company.

The Voluntary Exchange Offer is intended to accomplish a number of important corporate objectives. First, by reintroducing vesting restrictions where today the vast majority of options are fully vested, the Company expects to significantly improve the retentive effects of its long-term incentives to ensure the continuity of its employees. Second, by providing long-term incentives in the form of restricted shares, the Company hopes to reinforce the "ownership culture" among its employees and more closely align employees' interests with those of the Company's stockholders. Finally, the Company expects that, upon completion, the Voluntary Exchange Offer should reduce the overhang and potential dilution associated with its long-term incentive plans.

Employees who participate in the Voluntary Exchange Offer will make separate tendering decisions with respect to their stock options that are out-of-the-money and those that are in-the money; an employee stock option will be considered either out-of-the-money or in-the-money depending on whether the exercise price of the option is greater than or less than, respectively, a market value of CBS Corporation Class B Common Stock which will be determined at about the time the Voluntary Exchange Offer commences and communicated in the offer materials. Employees who tender any of their out-of-the-money stock options will be required to tender all such options; similarly, employees who tender any of their in-the-money stock options will be required to tender all such options. Restricted shares issued in the Voluntary Exchange Offer will be awarded under the LTMIP, assuming that the Company's stockholders approve the amendments described in Item 1.01 of this Report. The restricted shares will generally vest in equal 50% installments on the second and third anniversaries of the date of grant (assuming the employee remains employed by the Company or one of its subsidiaries until the applicable vesting date), except that restricted shares awarded to certain of the Company's senior executives will vest only if a performance criteria for the 2006 fiscal year is satisfied as well. A holder of eligible employee stock options who elects to participate in the Voluntary Exchange Offer will be entitled to receive a number of restricted shares that have, in the aggregate, a fair value equal to only 75% of the aggregate fair value that the Company attributed to the holder's tendered stock options using the Black-Scholes option valuation method. Restricted shares will be considered to have a fair value equal to the average of the closing prices of CBS Corporation Class B Common Stock on the New York Stock Exchange for the five consecutive trading days ending on the fifth trading day preceding commencement of the Voluntary Exchange Offer.

The Company has not fixed a commencement date for the Voluntary Exchange Offer but intends to commence the Voluntary Exchange Offer as promptly as practicable.

In order to accommodate the Voluntary Exchange Offer, the LTMIP has been amended, subject to the approval of the Company's stockholders, as described in
Item 1.01 of this Report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CBS CORPORATION
                                     (Registrant)



                                     By:   /s/ Louis J. Briskman
                                          --------------------------------------
                                          Name:  Louis J. Briskman
                                          Title: Executive Vice President and
                                                 General Counsel

Date:  March 17, 2006